UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

FORTUNE BRANDS INNOVATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Fortune Brands Innovations, Inc., (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on May 14, 2025. At the Annual Meeting, stockholders voted on the following matters: (i) the election of three director nominees to serve as Class II directors for a term of three years expiring at the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for 2025; (iii) the approval, on an advisory basis, of the compensation paid to the Company's named executive officers; and (iv) an advisory vote to approve a stockholder proposal to eliminate supermajority voting requirements. The voting results for each of these proposals were as follows:

Proposal 1: The election of three Class II director nominees for a three-year term expiring at the 2028 Annual Meeting of Stockholders

Director Nominee Name	For	Against	Abstain	Broker Non-Votes
Amit Banati	103,737,757	498,528	243,198	7,562,064
Irial Finan	99,510,869	4,724,921	243,693	7,562,064
Susan Kilsby	96,825,141	7,420,572	233,770	7,562,064

Proposal 2: The ratification of the appointment by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025

For	Against	Abstain
110,679,249	1,175,183	187,115

Proposal 3: An advisory vote to approve compensation paid to the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
90,892,233	13,046,226	541,024	7,562,064

Proposal 4: An advisory vote to approve a stockholder proposal to eliminate the supermajority voting provisions in our charter and bylaws.*

For	Against	Abstain	Broker Non-Votes
98,741,478	1,860,734	3,307,982	7,562,064

* In addition, there were 569,289 shares present, represented by proxy and entitled to vote on this proposal for which no voting directions were indicated. As our Board of Directors elected to make no recommendation with respect to this proposal, the proxyholders did not vote these shares on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS INNOVATIONS, INC.

Date:	May 19, 2025	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Executive Vice President, Chief Legal Officer and Corporate Secretary